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EXHIBIT 99.1

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BRITISH COLUMBIA

  Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles
               Branch RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                                  (Section 24)

Mining  Division NANAIMO                                       Tenure No. 381595
                 -------                                                  ------

/s/ illegible                                    Date of Record October 14, 2000
--------------------------------
(Signature of Gold Commissioner)
--------------------------------------------------------------------------------


                l. Ed McCrossan                AGENT FOR                    SELF
                   --------------------------            -----------------------
                   Name of Locator                                       Name(s)
APPLICATION
TO RECORD A        204-1225 Barclay St.
2 POST             --------------------------            -----------------------
CLAIM              Address                                               Address

                   Vancouver,            B.C.
                   --------------------------            -----------------------

                   V6E 1H5           681-7362
                   --------------------------            -----------------------
                   Postal Code      Telephone            Postal Code   Telephone

                   Client Number       117416            Client Number
                   --------------------------            -----------------------

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92LOSE in the NANAIMO Mining  Division.
              ------        -------
Describe how you gained access to the location; Include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.
A                                       Road Access Via Western  Forest Products
C                                       Logging Roads Located West Of Port Alice
C                                       And  SE  of  Mahatta  Ck.  Initial  Post
E                                       Located  At The Northern  Apex Of Branch
S                                              (Continue description on reverse)
S

GPS Co-ordinates taken of posts: Yes 0 No / If yes, complete information chart on reverse
--------------------------------------------------------------------------------

I   have   securely  affixed   the           I  have   securely    affixed   the
portion of the metal identification          portion of the metal identification
tag embossed "INITIAL POST (No. 1)"          tag  embossed "FINAL POST (No.  2)"
to the initial  post  and impressed          to  the final  post (or the witness
this   information   on   the   tag          post)and impressed this information
                                             on the tag'.

T   TAG NUMBER 698621 M                          TAG NUMBER 698621 M
A              --------                                     --------
G   INITIAL POST (No. 1)                         FINAL POST (No 2)

I   CLAIM NAME              Q2                   CLAIM NAME              Q2
N                    ---------                                   ----------
F   LOCATOR       E. MCCROSSAN                   LOCATOR       E. MCCROSSAN
O                    ---------                                   ----------
R   AGENT FOR             SELF                   AGENT FOR             SELF
M                    ---------                                   ----------
A   DATE COMMENCED   OCT 14/00                   DIST. FROM I.P.      500 M
T                    ---------                                   ----------
I   TIME COMMENCED        8 AM                   DATE COMPLETED   OCT 14/00
O                    ---------                                   ----------
N   + DIR.TO F.P.          167                   TIME COMPLETED       10 AM
                     ---------                                   ----------
    METRES TO RIGHT        500
                     ----------                If witness post  placed for final
    METRES TO LEFT           0                 post: Bearing  and distance  from
                     ----------                the  witness   post  to  the true
                                               position   of   the  final  post,
+  "Direction"  means  a  bearing              exactly as written on the witness
measured between 0 and 360, where              post:      degrees,       metres.
0 is  the  bearing  of true north

--------------------------------------------------------------------------------


A I have complied with all the terms and conditions of the Mineral Tenure Act C and Regulation pertaining to the location of 2 post claims and have attached K a plan of the location on which the positions of the initial and final
N posts (and witness post if applicable) are indicated. The tag information O supplied above is the identical information that I impressed upon the W respective tags affixed to the applicable post when I located this claim and
L   this information is true and correct.
E
D   /s/ illegible
G   ---------------------                                           SUB-RECORDER
E   (Signature of Locator)                                              RECEIVED
                                                                     OCT 25 2000
M                                                                 M.R. 9 $ 82.28
E                                                                VANCOUVER, B.C.
N                                                                RECORDING STAMP
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

BRITISH COLUMBIA

  Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles
               Branch RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                                  (Section 24)

Mining  Division NANAIMO                                       Tenure No. 381596
                 -------                                                  ------

/s/ illegible                                    Date of Record October 14, 2000
--------------------------------
(Signature of Gold Commissioner)
--------------------------------------------------------------------------------


                l. Ed McCrossan                AGENT FOR                    SELF
                   --------------------------            -----------------------
                   Name of Locator                                       Name(s)
APPLICATION
TO RECORD A        204-1225 Barclay St.
2 POST             --------------------------            -----------------------
CLAIM              Address                                               Address

                   Vancouver,            B.C.
                   --------------------------            -----------------------

                   V6E 1H5           681-7362
                   --------------------------            -----------------------
                   Postal Code      Telephone            Postal Code   Telephone

                   Client Number       117416            Client Number
                   --------------------------            -----------------------

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92LOSE in the NANAIMO Mining  Division.
              ------        -------
Describe how you gained access to the location; Include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.
A                                       Road Access Via Western  Forest Products
C                                       Logging Roads Located West Of Port Alice
C                                       And  SE  of  Mahatta  Ck.  Initial  Post
E                                       Located  At The Northern  Apex Of Branch
S                                              (Continue description on reverse)
S

GPS Co-ordinates taken of posts: Yes 0 No / If yes, complete information chart on reverse
--------------------------------------------------------------------------------

I   have   securely  affixed   the           I  have   securely    affixed   the
portion of the metal identification          portion of the metal identification
tag embossed "INITIAL POST (No. 1)"          tag  embossed "FINAL POST (No.  2)"
to the initial  post  and impressed          to  the final  post (or the witness
this   information   on   the   tag          post)and impressed this information
                                             on the tag'.

T   TAG NUMBER 698622 M                          TAG NUMBER 698622 M
A              --------                                     --------
G   INITIAL POST (No. 1)                         FINAL POST (No 2)

I   CLAIM NAME              Q3                   CLAIM NAME              Q3
N                    ---------                                   ----------
F   LOCATOR       E. MCCROSSAN                   LOCATOR       E. MCCROSSAN
O                    ---------                                   ----------
R   AGENT FOR             SELF                   AGENT FOR             SELF
M                    ---------                                   ----------
A   DATE COMMENCED   OCT 14/00                   DIST. FROM I.P.      500 M
T                    ---------                                   ----------
I   TIME COMMENCED        8 AM                   DATE COMPLETED   OCT 14/00
O                    ---------                                   ----------
N   + DIR.TO F.P.          167                   TIME COMPLETED       10 AM
                     ---------                                   ----------
    METRES TO RIGHT          0
                     ----------                If witness post  placed for final
    METRES TO LEFT         500                 post: Bearing  and distance  from
                     ----------                the  witness   post  to  the true
                                               position   of   the  final  post,
+  "Direction"  means  a  bearing              exactly as written on the witness
measured between 0 and 360, where              post:      degrees,       metres.
0 is  the  bearing  of true north

--------------------------------------------------------------------------------


A I have complied with all the terms and conditions of the Mineral Tenure Act C and Regulation pertaining to the location of 2 post claims and have attached K a plan of the location on which the positions of the initial and final
N posts (and witness post if applicable) are indicated. The tag information O supplied above is the identical information that I impressed upon the W respective tags affixed to the applicable post when I located this claim and
L   this information is true and correct.
E
D   /s/ illegible
G   ---------------------                                           SUB-RECORDER
E   (Signature of Locator)                                              RECEIVED
                                                                     OCT 25 2000
M                                                                 M.R. 9 $ 82.28
E                                                                VANCOUVER, B.C.
N                                                                RECORDING STAMP
T
================================================================================

BRITISH COLUMBIA

  Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles
               Branch RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                                  (Section 24)

Mining  Division NANAIMO                                       Tenure No. 381597
                 -------                                                  ------

/s/ illegible                                    Date of Record October 14, 2000
--------------------------------
(Signature of Gold Commissioner)
--------------------------------------------------------------------------------


                l. Ed McCrossan                AGENT FOR                    SELF
                   --------------------------            -----------------------
                   Name of Locator                                       Name(s)
APPLICATION
TO RECORD A        204-1225 Barclay St.
2 POST             --------------------------            -----------------------
CLAIM              Address                                               Address

                   Vancouver,            B.C.
                   --------------------------            -----------------------

                   V6E 1H5           681-7362
                   --------------------------            -----------------------
                   Postal Code      Telephone            Postal Code   Telephone

                   Client Number       117416            Client Number
                   --------------------------            -----------------------

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92LOSE in the NANAIMO Mining  Division.
              ------        -------
Describe how you gained access to the location; Include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.
A                                       Road Access Via Western  Forest Products
C                                       Logging Roads Located West Of Port Alice
C                                       And  SE  of  Mahatta  Ck.  Initial  Post
E                                       Located  At The Northern  Apex Of Branch
S                                              (Continue description on reverse)
S

GPS Co-ordinates taken of posts: Yes 0 No / If yes, complete information chart on reverse
--------------------------------------------------------------------------------

I   have   securely  affixed   the           I  have   securely    affixed   the
portion of the metal identification          portion of the metal identification
tag embossed "INITIAL POST (No. 1)"          tag  embossed "FINAL POST (No.  2)"
to the initial  post  and impressed          to  the final  post (or the witness
this   information   on   the   tag          post)and impressed this information
                                             on the tag'.

T   TAG NUMBER 698623 M                          TAG NUMBER 698623 M
A              --------                                     --------
G   INITIAL POST (No. 1)                         FINAL POST (No 2)

I   CLAIM NAME              Q4                   CLAIM NAME              Q4
N                    ---------                                   ----------
F   LOCATOR       E. MCCROSSAN                   LOCATOR       E. MCCROSSAN
O                    ---------                                   ----------
R   AGENT FOR             SELF                   AGENT FOR             SELF
M                    ---------                                   ----------
A   DATE COMMENCED   OCT 14/00                   DIST. FROM I.P.      500 M
T                    ---------                                   ----------
I   TIME COMMENCED       10 AM                   DATE COMPLETED   OCT 14/00
O                    ---------                                   ----------
N   + DIR.TO F.P.          167                   TIME COMPLETED        12 N
                     ---------                                   ----------
    METRES TO RIGHT        500
                     ----------                If witness post  placed for final
    METRES TO LEFT           0                 post: Bearing  and distance  from
                     ----------                the  witness   post  to  the true
                                               position   of   the  final  post,
+  "Direction"  means  a  bearing              exactly as written on the witness
measured between 0 and 360, where              post:      degrees,       metres.
0 is  the  bearing  of true north

--------------------------------------------------------------------------------


A I have complied with all the terms and conditions of the Mineral Tenure Act C and Regulation pertaining to the location of 2 post claims and have attached K a plan of the location on which the positions of the initial and final
N posts (and witness post if applicable) are indicated. The tag information O supplied above is the identical information that I impressed upon the W respective tags affixed to the applicable post when I located this claim and
L   this information is true and correct.
E
D   /s/ illegible
G   ---------------------                                           SUB-RECORDER
E   (Signature of Locator)                                              RECEIVED
                                                                     OCT 25 2000
M                                                                 M.R. 9 $ 82.28
E                                                                VANCOUVER, B.C.
N                                                                RECORDING STAMP
T
================================================================================

BRITISH COLUMBIA

  Ministry of Energy and Mines, Energy and Minerals Division - Mineral Titles
               Branch RECORD OF 2 POST CLAIM - MINERAL TENURE ACT
                                  (Section 24)

Mining  Division NANAIMO                                       Tenure No. 381598
                 -------                                                  ------

/s/ illegible                                    Date of Record October 14, 2000
--------------------------------
(Signature of Gold Commissioner)
--------------------------------------------------------------------------------


                l. Ed McCrossan                AGENT FOR                    SELF
                   --------------------------            -----------------------
                   Name of Locator                                       Name(s)
APPLICATION
TO RECORD A        204-1225 Barclay St.
2 POST             --------------------------            -----------------------
CLAIM              Address                                               Address

                   Vancouver,            B.C.
                   --------------------------            -----------------------

                   V6E 1H5           681-7362
                   --------------------------            -----------------------
                   Postal Code      Telephone            Postal Code   Telephone

                   Client Number       117416            Client Number
                   --------------------------            -----------------------

hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map number(s) 92LOSE in the NANAIMO Mining  Division.
              ------        -------
Describe how you gained access to the location; Include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.
A                                       Road Access Via Western  Forest Products
C                                       Logging Roads Located West Of Port Alice
C                                       And  SE  of  Mahatta  Ck.  Initial  Post
E                                       Located  At The Northern  Apex Of Branch
S                                              (Continue description on reverse)
S

GPS Co-ordinates taken of posts: Yes 0 No / If yes, complete information chart on reverse
--------------------------------------------------------------------------------

I   have   securely  affixed   the           I  have   securely    affixed   the
portion of the metal identification          portion of the metal identification
tag embossed "INITIAL POST (No. 1)"          tag  embossed "FINAL POST (No.  2)"
to the initial  post  and impressed          to  the final  post (or the witness
this   information   on   the   tag          post)and impressed this information
                                             on the tag'.

T   TAG NUMBER 698624 M                          TAG NUMBER 698624 M
A              --------                                     --------
G   INITIAL POST (No. 1)                         FINAL POST (No 2)

I   CLAIM NAME              Q5                   CLAIM NAME              Q5
N                    ---------                                   ----------
F   LOCATOR       E. MCCROSSAN                   LOCATOR       E. MCCROSSAN
O                    ---------                                   ----------
R   AGENT FOR             SELF                   AGENT FOR             SELF
M                    ---------                                   ----------
A   DATE COMMENCED   OCT 14/00                   DIST. FROM I.P.      500 M
T                    ---------                                   ----------
I   TIME COMMENCED       10 AM                   DATE COMPLETED   OCT 14/00
O                    ---------                                   ----------
N   + DIR.TO F.P.          167                   TIME COMPLETED        12 N
                     ---------                                   ----------
    METRES TO RIGHT          0
                     ----------                If witness post  placed for final
    METRES TO LEFT         500                 post: Bearing  and distance  from
                     ----------                the  witness   post  to  the true
                                               position   of   the  final  post,
+  "Direction"  means  a  bearing              exactly as written on the witness
measured between 0 and 360, where              post:      degrees,       metres.
0 is  the  bearing  of true north

--------------------------------------------------------------------------------


A I have complied with all the terms and conditions of the Mineral Tenure Act C and Regulation pertaining to the location of 2 post claims and have attached K a plan of the location on which the positions of the initial and final
N posts (and witness post if applicable) are indicated. The tag information O supplied above is the identical information that I impressed upon the W respective tags affixed to the applicable post when I located this claim and
L   this information is true and correct.
E
D   /s/ illegible
G   ---------------------                                           SUB-RECORDER
E   (Signature of Locator)                                              RECEIVED
                                                                     OCT 25 2000
M                                                                 M.R. 9 $ 82.28
E                                                                VANCOUVER, B.C.
N                                                                RECORDING STAMP
T
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